Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 1 1.12 NONELECTIVE EMPLOYER CONTRIBUTIONS If (a) or (b) is elected below, the Employer may make Nonelective Employer Contributions on behalf of each of its "eligible" Participants in accordance with the provisions of this Section 1.12. Except as otherwise defined in this Adoption Agreement pertaining to Nonelective Employer Contributions, for purposes of this Section 1.12, an "eligible" Participant means a Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.12(d) or Section 1.13. Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer. (a)  Fixed Formula: (1)  Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each "eligible" Participant a percentage of such "eligible" Participant's Compensation equal to: (A)  __________% (not to exceed 25%) to all “eligible” Participants. (B)  To “eligible” employees indicated in the Nonelective Employer Contributions Addendum. Note: The allocation formula in Option 1.12(a)(1)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). (2)  Fixed Flat Dollar Employer Contribution - The Employer shall contribute for each "eligible" Participant an amount equal to: (A)  $__________ to all “eligible” Participants. (Complete (i) below). (i) The contribution amount is based on an "eligible" Participant's service for the following period (check one of the following): (I)  Each paid hour. (II)  Each Plan Year. (III)  Other: _______________________ (must be a period within the Plan Year that does not exceed one week and is uniform with respect to all "eligible" Participants). (B)  To “eligible” employees indicated in the Nonelective Employer Contributions Addendum. Note: The allocation formula in Option 1.12(a)(2)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). (3)  401(k) Safe Harbor Formula - If the Employer elects one of the safe harbor formula Options below and complies with Sections 6.09 and 6.10 of the Basic Plan Document, the Plan (or portion of the Plan if (C) is selected or if the Employer elects more restrictive age, service or Entry Date requirements for Safe Harbor Nonelective Employer Contributions than for Deferral Contributions) shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test (if the requirements of Section 6.10 of the Basic Plan Document are met with regard to Matching Deferral Contributions). DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 2 401(k) Safe Harbor Nonelective Employer Contributions shall be made on behalf of all "eligible" Participants, unless (C) is selected below. (A)  _______% (must be at least 3% and not to exceed 25%) to all “eligible” Participants. (B)  As indicated on the Nonelective Employer Contributions Addendum as specified for particular Plan Years. (C)  Allocation of Safe Harbor Nonelective Employer Contributions will only be made to certain “eligible” Participants as specified in the Nonelective Employer Contributions Addendum. (4)  Other allocation formula(s) as specified in the Nonelective Employer Contributions Addendum, (e.g., integrated, group-based, prevailing wage or pursuant to a collective bargaining agreement). (b)  Discretionary Formula - The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of "eligible" Participants in accordance with Section 5.10 of the Basic Plan Document. (1)  Non-Integrated Allocation Formula - In the ratio that each "eligible" Participant's Compensation bears to the total Compensation paid to all "eligible" Participants for the Contribution Period. Note: The allocation formula in Option 1.12(b)(1) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). (2)  Integrated Allocation Formula - As (1) a percentage of each "eligible" Participant's Compensation plus (2) a percentage of each "eligible" Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the "eligible" Participant's Compensation allocated under (1) above or the "permitted disparity limit" as defined below. Note: An Employer that has elected Option 1.12(a)(3), 401(k) Safe Harbor Formula, may not take Nonelective Employer Contributions made to satisfy the 401(k) safe harbor into account in applying the integrated allocation formula described above. (A) "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (i) or (ii) below. (i) ______% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or (ii) $______ (not to exceed the Social Security taxable wage base). (B) "Permitted disparity limit" means the percentage provided by the following table: The "Integration Level" is ___% of the Taxable Wage Base The "Permitted Disparity Limit" is 20% or less 5.7% More than 20%, but not more than 80% 4.3% More than 80%, but less than 100% 5.4% DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 3 100% 5.7% (C) The Social Security taxable wage base is the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year. Note: The allocation formula in Option 1.12(b)(2) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). Note: An Employer who maintains any other plan that provides for or imputes Social Security Integration (permitted disparity) may not elect Option 1.12(b)(2). (3)  Other allocation formula(s) as specified in the Nonelective Employer Contributions Addendum, (e.g., group-based, conditional points or flat-dollar). (c) Contribution Period for Nonelective Employer Contributions - The Contribution Period for purposes of calculating the amount of Nonelective Employer Contributions is the Plan Year, unless the Employer elects another Contribution Period below. Regardless of any selection made below, the Contribution Period for 401(k) Safe Harbor Nonelective Employer Contributions under Option 1.12(a)(3) or Nonelective Employer Contributions allocated under an integrated formula selected under Option 1.12(b)(2) or allocated pursuant to the Prevailing Wage Contribution provided in the Nonelective Employer Contributions Addendum is the Plan Year. (1)  each calendar month. (2)  each Plan Year quarter. (3)  each payroll period. Note: If Nonelective Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Nonelective Employer Contribution required with respect to the full Contribution Period, taking into account the "eligible" Participant's Compensation for the full Contribution Period, and contribute any additional Nonelective Employer Contributions necessary to "true up" the Nonelective Employer Contribution so that the full Nonelective Employer Contribution is made for the Contribution Period. (d) Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.12 if the Participant is an Active Participant during the Plan Year and satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Options (2) through (4) or Options (8) through (10); Options (2) through (5) and (7) through (10) may not be elected if the only Nonelective Employer Contribution selected is the fixed formula in Option 1.12(a)(3), 401(k) Safe Harbor Formula, and will not apply to the 401(k) Safe Harbor Formula if other allocation options have also been selected): (1)  No requirements. (2)  Is employed by the Employer or a Related Employer on the last day of the Contribution Period. (3)  Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.) (4)  Earns at least _______ (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.) DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 4 (5)  Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.) (6)  Is not a Highly Compensated Employee for the Plan Year. (7)  Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership. (8)  Is employed by the Employer or a Related Employer on the last day of the Employer's fiscal year. (9)  Is employed by the Employer or a Related Employer on the date the Nonelective Employer Contribution allocation is declared. (10)  Is employed by the Employer or a Related Employer on the date the Nonelective Employer Contribution is made. (11)  Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.12(a) and (b) are checked.) (A) The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: __________ (Fill in number of applicable eligibility requirement(s) from above, including the number of Hours of Service if Option (4) has been selected.) Note: Except when added in conjunction with the addition of a new Nonelective Employer Contribution, if Option (2) through (5) or (8) through (10) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Nonelective Employer Contributions attributable to the Contribution Period that are allocated to Participant Accounts during the Contribution Period shall not be subject to the eligibility requirements of Option (2) through (5) or (8) through (10). DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

AMENDMENT EXECUTION PAGE

Plan Name: RYAM 401(k) Plan for Salaried Employees (the "Plan")

Employer: Rayonier Advanced Materials Inc.

[**Note**: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.12	12/01/2023
Eligibility, Service and Vesting Addendum	12/01/2023

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Rayonier Advanced Materials Inc.	Employer:	Rayonier Advanced Materials Inc.
By:	DocuSigned by: Monica Epp 3625BB5A8DA8440...	By:	DocuSigned by: F15B9B399D304A0...
Title:	Global Retirement Plans Manager	Title:	CAO and SVP, HR
Date:	12/1/2023 | 11:00:12 AM EST	Date:	12/1/2023 | 12:35:32 PM EST

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing.

Pre-Approved Defined Contribution Plan – 06/30/2020

PS Plan
83679-1700698304AA

© 2020 FMR LLC
All rights reserved.

5

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 6 ELIGIBILITY, SERVICE AND VESTING ADDENDUM for Plan Name: RYAM 401(k) Plan for Salaried Employees (a) Different Vesting Schedule Note: With regard to contributions for Plan Years beginning after December 31, 2006, any schedule provided hereunder must be, at each year, at least as favorable as one of the schedules in C or D in the table shown in Section 1.16(c). In addition, each eligible group defined below must be a definitely determinable group, cannot be subject to the discretion of the Employer, and cannot be designed such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b). (1) A vesting schedule different from the vesting schedule selected in Section 1.16 applies to the Participants and contributions described below. (A) The following vesting schedule applies to the class of Participants described in (a)(1)(B) and the contributions described in (a)(1)(C) below: Years of Vesting Service Vested Interest 0 0 1 20 2 40 3 60 4 80 5 100 (B) The vesting schedule specified in (a)(1)(A) above applies to the following class of Participants: All Participants with a balance in the Nonelective Non-Discretionary. (C) The vesting schedule specified in (a)(1)(A) above applies to the following contributions: Nonelective Non-Discretionary. Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b). (2) Additional different vesting schedule. (A) The following vesting schedule applies to the class of Participants described in (a)(2)(B) and the contributions described in (a)(2)(C) below: Years of Vesting Service Vested Interest 0 100 DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 7 (B) The vesting schedule specified in (a)(2)(A) above applies to the following class of Participants: Participant who received Employer Retirement Contributions before such contributions were discontinued. (C) The vesting schedule specified in (a)(2)(A) above applies to the following contributions: Prior Enhanced Contrib. Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b). (3) Additional different vesting schedule. (A) The following vesting schedule applies to the class of Participants described in (a)(3)(B) and the contributions described in (a)(3)(C) below: Years of Vesting Service Vested Interest 0 0 1 20 2 40 3 60 4 80 5 100 (B) The vesting schedule specified in (a)(3)(A) above applies to the following class of Participants: Participants who received Prior RYAM Match prior to 10/1/2016. (C) The vesting schedule specified in (a)(3)(A) above applies to the following contributions: Prior RYAM Match. Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b). (b) The following is added at the end of Section 1.16 as a new subsection: (i) Acceleration Events - For any Participant whose employment is terminated in the following way his vested percentage in all Employer contributions will be 100% and, if indicated below, he shall be excepted from any last day or Hours of Service requirement for any applicable Contribution Period: (1)  Complete disposition of a Related Employer to an unrelated entity where the affected Participant is employed with the unrelated entity immediately following such disposition. (i)  Last day and/or Hours of Service requirements waived. (2)  Disposition of a portion of the assets of the Employer or a Related Employer to an unrelated entity where the affected Participant is employed with the unrelated entity immediately following such disposition. DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1700698304AA  2020 FMR LLC All rights reserved. 8 (i)  Last day and/or Hours of Service requirements waived (3)  Joint venture or other related combination with an unrelated entity where the affected Participant is employed with an unrelated entity immediately following the establishment of such joint venture or other related combination. (i)  Last day and/or Hours of Service requirements waived (4)  Other (include whether last day or Hours of Service requirements will be waived): Participants shall become 100% vested upon a Change in Control, as that term is defined under the Rayonier Advanced Materials Inc. Retirement Plan. DocuSign Envelope ID: CA90EEFD-2BD3-44E5-A4C7-DC935BC21410